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                                                                    EXHIBIT 99.4


                       CONSENT OF EDWARD A. DENNIS, Ph.D.


I consent to the use of my name as a Director Nominee in the section "Management" in the Registration Statement to be filed by BioMed Realty Trust, Inc., on Form S-11 and the related Prospectus and amendments thereto.

Dated: May 26, 2004                         /s/ EDWARD A. DENNIS
                                            ------------------------------
                                            Edward A. Dennis, Ph.D.